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                                                                    EXHIBIT 99.1



      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Martin A. Thomson, Chief Executive Officer and James D. Hubinger, Chief Financial Officer of Alpena Bancshares, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the quarterly report on Form 10-QSB for the quarter ended June 30, 2002 and that to the best of his knowledge:

         (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 14, 2002                                     /s/ Martin A. Thomson
-------------------------------                     ---------------------

Date                                                Chief Executive Officer



August 14, 2002                                     /s/ James D. Hubinger
-------------------------------                     ------------------------

Date                                                Chief Financial Officer







                                       17.